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EXHIBIT 10.2

SETTLEMENT AND LICENSE AGREEMENT

THIS SETTLEMENT AND LICENSE AGREEMENT (hereinafter “Agreement”) is made the 30th day of April, 2010, by and between OPTi INC. (hereinafter “OPTi”) a corporation organized and existing under the laws of the State of California, and ADVANCED MICRO DEVICES, INC. (hereinafter “AMD”), a corporation organized and existing under the laws of the State of Delaware.
WHEREAS, OPTi is the assignee and owner of all rights, titles, and interest in and to numerous patents;

WHEREAS, on July 3, 2007, OPTi instituted an action presently pending in the United States District Court for the Eastern District of Texas (Civil Action No. 2:07-cv-278-TJW) against AMD and others (“the Action”), in which OPTi alleges that certain AMD products infringe the OPTi C-ISA Patents

WHEREAS, the United States Patent and Trademark Office issued United States Patent Nos. 5,944,807, and 6,098,141, and 7,523,245 to Mark Williams and Sukalpa Biswas on August 31, 1999, August 1, 2000, and April 21, 2009 respectively (the “OPTi C-ISA Patents”);

WHEREAS, OPTi and AMD desire to settle and resolve their differences relative to the Action on the terms and conditions set forth herein;

WHEREAS, in consideration of the mutual agreements and covenants set forth herein, OPTi and AMD have agreed to (i) a Stipulation and Order of Dismissal With Prejudice and (ii) the terms of this Settlement and License Agreement, and have consented to the entry of such Stipulation.

NOW, THEREFORE, in consideration of the foregoing and the undertakings and options granted herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the aforementioned Parties agree as follows:

1.	Definitions. As used in this Agreement, the following terms shall have the following meanings:

a.	“OPTi” means OPTi Inc. and its agents, servants, officers, directors, employees, attorneys, divisions, successors, Subsidiaries, and assigns.

b.
“AMD” means Advanced Micro Devices, Inc. and its agents, servants, officers, directors, employees, attorneys, divisions, successors, subsidiaries, assigns, and Affiliates, including any direct or indirect parent or subsidiary corporations of Advanced Micro Devices, Inc. a Delaware corporation.

c.
“Affiliate” means a business entity in which OPTi or AMD or their direct or indirect parent or subsidiary corporation possesses, directly or indirectly, at least fifty percent (50%) of the outstanding voting equity.

d.
“OPTi C-ISA Patents” mean U.S. Patent Nos. 5,944,807, 6,098,141, and 7,523,245, all applications, extensions, renewals, divisionals, continuations, continuations-in-part, reissues, and reexaminations thereof, and all counterpart foreign patents and patent applications, including any and all patents or applications claiming priority therefrom or having common priority therewith.

e	“Parties” means OPTi and AMD, collectively (each, a “Party”).

f.	The “Action” means Civil Action No. 2:07-cv-278-TJW pending in the United States District Court for the Eastern District of Texas, Marshall Division.

g.	“Court” means the United States District Court for the Eastern District of Texas, Marshall Division.

2.	Settlement Conditions.

a.
AMD Payment to OPTi.  AMD shall pay to OPTi the sum of three million U.S. dollars ($3,000,000) by wire transfer within fourteen days of the Effective Date of this Agreement.  The “Effective Date” of this Agreement shall be the later of the dates that this Agreement or the agreement between OPTi and AMD covering OPTi’s other patents is signed by OPTi.

b.
Dismissal of Claims.  Within thirty (30) days of the execution of this Agreement, the Parties shall execute a Joint Motion to Dismiss with Prejudice in the form attached as Exhibit A hereto, whereby the Parties shall dismiss with prejudice all claims asserted by OPTi against AMD in the Action and all counterclaims and affirmative defenses asserted by AMD against OPTi in the Action.  Counsel for OPTi shall cause such Joint Motion to Dismiss with Prejudice to be filed in the Court within thirty (30) days after the Agreement is executed.

c.
Release by OPTi of AMD. Except with respect to any breach of this Agreement, OPTi hereby forever releases and discharges AMD from and against any and all claims, liabilities, demands, obligations, rights, damages, costs, expenses, and causes of action of any nature, kind or character (whether tort, contract or statutory, known or unknown, suspected or unsuspected, fixed or contingent) that relate to (a) the OPTi C-ISA Patents or (b) claims and counterclaims asserted in the Action as between AMD and OPTi, inclusive of fees and costs associated with the Action.

[***]  Confidential treatment requested under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  Confidential portion omitted and filed separately with the Commission.

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d.
Release by AMD of OPTi. Except with respect to any breach of this Agreement, AMD hereby forever releases and discharges OPTi from and against any and all claims, liabilities, demands, obligations, rights, damages, costs, expenses, and causes of action of any nature, kind or character (whether tort, contract or statutory, known or unknown, suspected or unsuspected, fixed or contingent) that relate to the claims and counterclaims asserted in the Action as between AMD and OPTi, inclusive of fees and costs associated with the Action

3.
Patent License.  Effective upon the execution of this Agreement, OPTi hereby grants to AMD a nonexclusive, perpetual, worldwide license under the OPTi C-ISA Patents to import, make, have made, use, sell, and offer to sell any products (throughout this Agreement, “Products” includes devices, software, designs, or any other tangible or intangible property or technology) and to have Products made or performed on behalf of AMD based on a design developed by or for, or otherwise owned and furnished, by AMD.  For avoidance of doubt, the license granted by OPTi to AMD hereunder will [***].

4.	[***].

5.
Covenant Not To Sue.  OPTi covenants that it will not assert any claims, in or out of a legal proceeding, that any C-ISA patent is infringed, directly or indirectly, by AMD, any customer, distributor, supplier or any other party (collectively, “Customer”) on the basis of that Customer’s use, importation, making, having made, sale, or offer to sell AMD Products, either alone or in combination with any other tangible or intangible property or technology.

6.
Limited Right of Assignment.  The rights granted to AMD under this Agreement may not be transferred, assigned, or sublicensed, except in connection with the transfer, sale, or purchase of substantially all of the assets of one or more businesses to which the subject matter of the OPTi C-ISA Patents is related.  In connection with any such transfer, AMD shall have the right to assign the rights provided for under by this agreement to a third-party transferee; however, in the event of assignment the patent license set forth in Section 3 above will not extend to products already being made or sold by the transferee as of the date of the transfer or products made or sold by the transferee after the date of transfer.  AMD shall provide written notice to OPTi of any such transfer at least thirty (30) days prior to or after the date of such transfer.  Nevertheless, the transferee may under the license granted herein continue to make and sell the same AMD Products and derivatives thereof as made and sold by AMD and in similar volumes as at the time of transfer.

7.	Warranties.

a.	Each Party represents and warrants that the Party possesses the right and power to enter into this Agreement and grant the rights granted herein; and,

b.
Each Party represents and warrants that in executing this Agreement, the Party relied solely upon its own judgment, belief, and knowledge, and the advice and recommendations of its own independently selected counsel, concerning the nature, extent, and duration of its rights, claims, and obligations hereunder and regarding all matters that relate in any way to the subject matter hereof.

[***]  Confidential treatment requested under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  Confidential portion omitted and filed separately with the Commission.

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c.	OPTi represents and warrants that it is the assignee and owner of all rights, titles, and interest in and to the OPTi C-ISA Patents.

8.
Remedies.  Even if a final judgment is entered and affirmed on appeal establishing that any of the OPTi C-ISA Patents is invalid or unenforceable, AMD may not terminate the license granted herein and must comply with the terms of Section 2.

9.	Successors and Assigns. This Agreement shall be binding on each Party and its permitted successors and assigns.

10.
Assignability.  Subject to Section 4 and without limitation to the rights specifically granted therein, this Agreement may not be assigned or transferred by either Party without obtaining prior written approval of the other Party.

11.
Assignment of Licensed Intellectual Property.  OPTi may sell, assign, or otherwise transfer any of the C-ISA patents to a third party, provided that the transferred property is subject to all terms of this Agreement, and that any such sale, assignment, or transfer shall be subject to the terms and conditions set forth herein, and OPTi shall notify such third party that the transferred property is subject to the terms of this Agreement, and that any such sale, assignment, or transfer shall be subject to the terms and conditions set forth herein.  OPTi shall ensure that any such transfer shall be binding upon any successor to such rights by, at least, recording such rights and limitations thereupon with any applicable governmental agency.

12.	Confidentiality Obligation. The parties hereto shall keep the terms of this Agreement confidential and shall not now or hereafter divulge these terms to any third party except:

(a)	with the prior written consent of the other party;

(b)	to any governmental body having jurisdiction to call therefor;

(c)	subject to (d) below, as otherwise may be required by law or legal process, including to legal and financial advisors in their capacity of advising a party in such matters;

(d)
during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties and so long as (a) the restrictions are embodied in a court-entered Protective Order, and (b) the disclosing party informs the other party in writing at least ten (10) days in advance of the disclosure;

[***]  Confidential treatment requested under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  Confidential portion omitted and filed separately with the Commission.

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(e)	in confidence to legal counsel, accountants, banks, and financing sources and their advisors solely in connection with complying with financial transactions;

(f)
in confidence to an acquirer or acquiree, and such other party’s legal counsel, accountants, banks and financing sources and their advisors solely in connection with an anticipated merger or acquisition;

(g)	to the extent either party concludes that disclosure is required by the Securities and Exchange Act of 1934, as amended, or any other Securities and Exchange Commission law or regulation.

13.
Costs.  Each Party shall bear its own fees and costs related to the Action and the settlement thereof.  In the event of any proceeding seeking resolution of any controversy, claim, or dispute between the Parties arising out of or relating to the terms of this Agreement, the losing Party shall pay the reasonable attorneys’ fees and reasonable costs of the prevailing Party.

14.
Severability.  The invalidity or unenforceability of any term of this Agreement shall not affect the validity or enforceability of any other term, the remaining terms being deemed to continue in full force and effect.

15.
Waiver and Modification.  No waiver or modification of any right under this Agreement shall be effective unless contained in a writing signed by the Party charged with such waiver or modification, and no waiver or modification of any right arising from any breach or failure to perform shall be deemed a waiver or modification of any future breach or failure of any other right arising under this Agreement.

16.
Notices.  All notices to be given to a Party under any of the provisions of this Agreement shall be in writing in the English language and shall be deemed to have been duly given if delivered by hand or mailed by registered, certified mail, or overnight mail service, postage prepaid, to the Party at the address given below:

[***]  Confidential treatment requested under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  Confidential portion omitted and filed separately with the Commission.

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If to OPTi::
OPTi Inc.
ATTN: Chief Executive Officer
3430 W. Bayshore Rd., Suite 103
Palo Alto, CA  94303

With a copy to:
Taras A. Gracey, Esq.
Winston & Strawn LLP
35 West Wacker Drive
Chicago, IL  60601
If to AMD:: Advanced Micro Devices, Inc. ATTN: General Counsel Mail Stop 562 One AMD Place P.O. Box 3453 Sunnyvale, California 94088-3453

Notices delivered by mail shall be effective three (3) days after mailing.  Such notice will be deemed effective earlier if actually received earlier by the Party.  Either Party may change its address for the purposes of notice under this Agreement by giving the other Party written notice of its new address.

17.
Counterparts, Headings, and Construction.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but both together will constitute one and the same instrument.  For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original.  All headings in this Agreement are inserted for convenience of reference only and shall not affect its meaning or interpretation.   No rule of strict construction.  Regardless of which party may have drafted this Agreement, no rule of strict construction shall be applied against either party.

18.
Entire Agreement, Amendments.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings, promises, and representations made by either Party to the other concerning the subject matter hereof and the terms of this Agreement.  There are no other agreements or understandings between the Parties regarding this subject matter, written or oral, express or implied.  This Agreement may not be released, discharged, amended, or modified in any manner except by a written instrument signed by duly authorized representatives of each Party.  The Parties acknowledge that OPTi and AMD expect to enter into a second agreement regarding OPTi’s other patents at approximately the same time as this agreement and that this provision does not curtail or eliminate any rights or obligations of AMD and OPTi pursuant to that agreement.

[***]  Confidential treatment requested under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  Confidential portion omitted and filed separately with the Commission.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each Party hereto as of the Effective Date.

            /s/ Michael Mazzoni                                                                              /s/ Harry Wolin

Name:                Michael Mazzoni                                                               Name:               Harry Wolin

Title:                Chief Financial Officer                                                            Title:                SVP, General Counsel & Secretary

Date:               April 30, 2010                                                                Date:               April 30, 2010

[***]  Confidential treatment requested under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  Confidential portion omitted and filed separately with the Commission.

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EXHIBIT A

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UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF TEXAS

OPTi INC. Plaintiff, vs. ADVANCED MICRO DEVICES, INC., et al. Defendants.	§ § § § § § § § § § § §	CIVIL ACTION NO. 2:07-CV-278 (TJW)

JOINT MOTION TO DISMISS WITH PREJUDICE

Plaintiff OPTi Inc. and Defendant Advanced Micro Devices, Inc. hereby announce to the Court that they have settled their respective claims for relief asserted in this cause.  Therefore, the Parties hereby agree to a dismissal with prejudice of all of the claims, counterclaims and affirmative defenses asserted herein between OPTi and AMD and further agree that each party shall each bear its own costs and attorneys’ fees.
The Parties respectfully request that the Court grant their Motion and dismiss with prejudice the claims, counterclaims and affirmative defenses asserted in this cause, and that each party shall bear its own costs and attorneys’ fees.

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SO AGREED AND STIPULATED:	Respectfully submitted,

Dated:  __________, 2010

___________________________________

Michael E. Jones – Attorney-In-Charge
John F. Bufe
POTTER MINTON PC
110 N. College Ave., Suite 500
P.O. Box 359
Tyler, Texas  75702
Tel:  (903) 597-8311
Fax:  (903) 593-0846
Email:           mikejones@potterminton.com
johnbufe@potterminton.com

Admitted pro hac vice
Mark D. Rowland
Gabrielle E. Higgins
Reeta K. Whitney
ROPES & GRAY LLP
1900 University Avenue, 6th Floor
East Palo Alto, California 94303
Tel:  (650) 617-4000
Fax:  (650) 617-4090
Email:           Robert.Goldman@ropesgray.com
Mark.Rowland@ropesgray.com
Norman.Beamer@ropesgray.com
Gabrielle.Higgins@ropesgray.com
Reeta.Whitney@ropesgray.com

___________________________________
   /s/           Michael L. Brody
Michael L. Brody
Taras A. Gracey
J. Ethan McComb
Eric J. Mersmann
WINSTON & STRAWN LLP
35 West Wacker Drive
Chicago, Illinois 60601
Telephone: (312) 558-5600
Facsimile: (312) 558-5700
mbrody@winston.com
tgracey@winston.com emccomb@winston.com
emersmann@winston.com

Sam Baxter – Attorney-In-Charge
Texas State Bar No. 01938000
MCKOOL SMITH, PC
104 E. Houston
Suite 300
Marshall, Texas 75670
Phone: (903) 923-9000
Fax: (903) 923-9099
sbaxter@mckoolsmith.com

ATTORNEYS FOR PLAINTIFF OPTI INC.

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Certificate of Service

The undersigned certifies that a true and correct copy of the foregoing document has been served on all counsel of record who are deemed to have consented to electronic service via the Court’s CM/ECF system:

___________________________________

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UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF TEXAS

OPTi INC. Plaintiff, vs. ADVANCED MICRO DEVICES, INC., et al. Defendants.	§ § § § § § § § § § § §	CIVIL ACTION NO. 2:07-CV-278 (TJW)

ORDER GRANTING JOINT MOTION TO DISMISS WITH PREJUDICE

This matter came before the Court on Plaintiff OPTi Inc.’s and Defendant Advanced Micro Devices, Inc.’s Joint Motion to Dismiss With Prejudice.  Having considered same, it is hereby, ordered, adjudged, and decreed that all claims, counterclaims and affirmative defenses asserted herein between Plaintiff OPTi Inc. and Advanced Micro Devices, Inc. are dismissed with prejudice, each party to bear its own costs and attorneys’ fees.